UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 11, 2003
                                                         ---------------

                           GIBRALTAR STEEL CORPORATION
                     ------------------------------------
             (Exact name of registrant as specified in its chapter)


    Delaware                      0-22462              16-1445150
   ------------                   ---------             ---------
(State or other jurisdiction     (Commission           (IRS Employer
   of incorporation)             File Number)         Identification No.)

            3556 Lake Shore Road
               P.O. Box 2028
             Buffalo, New York                          14219-0228
             -----------------                          ----------
  (Address of principal executive offices)              (Zip Code)


        Registrant's telephone number, including area code (716) 826-6500
                                                           --------------

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Businesses Acquired. No financial statements are required to be filed under applicable rules.

         (b) Pro Forma Financial Information. No pro forma financial information is required under applicable rules.

         (c) Exhibits.

                  99.1     Press Release of the Company dated August 11, 2003.

Item 9.           Regulation FD Disclosure

The following information is being provided under Item 12:

On August 11, 2003, Gibraltar Steel Corporation issued a press release announcing operating results for the second quarter ended June 30, 2003.

The information contained in the press release dated August 11, 2003, is incorporated herein by reference and attached as exhibit 99.1 herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 11, 2003         GIBRALTAR STEEL CORPORATION

                               /S/  John E. Flint
                               ------------------
                               Name: John E. Flint
                               Title: Chief Financial Officer

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EXHIBIT INDEX

99.1 Press Release of the Company dated August 11, 2003